Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 333-141763) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 10. We also consent to the use of our reports dated (a) March 25, 2009, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 20, 2009, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H, in Post-Effective Amendment No. 7, which is incorporated by reference into Post-Effective Amendment No. 10.

                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 17, 2009